Property, Plant and Equipment	12 Months Ended
Dec. 31, 2012
Property Plant And Equipment [Abstract]
Property, Plant and Equipment

6. Property, Plant and Equipment

A summary of property, plant and equipment by classification is as follows:

	Depreciable	December 31,	December 31,
	Life	2012	2011
		(Millions)
Gathering and transmission systems	20 — 50 Years	$1,921	$1,741
Processing, storage, and terminal facilities	35 — 60 Years	1,103	1,006
Other	3 — 30 Years	31	26
Construction work in progress		561	332

Property, plant and equipment		3,616	3,105
Accumulated depreciation		(1,066)	(991)

Property, plant and equipment, net		$2,550	$2,114

Interest capitalized on construction projects in 2012, 2011 and 2010, was $7 million, $2 million and less than $1 million, respectively.

We revised the depreciable lives for our gathering and transmission systems, processing, storage and terminal facilities, and other assets effective April 1, 2012. The key contributing factors to the change in depreciable lives is an increase in the estimated remaining economically recoverable reserves resulting from the development of techniques that improve commodity production in the regions our assets serve. Advances in extraction processes, along with better technology used to locate commodity reserves, is giving producers greater access to unconventional commodities. Based on our property, plant and equipment as of April 1, 2012, the new remaining depreciable lives resulted in an approximate $52 million reduction in depreciation expense for the year ended December 31, 2012. This change in our estimated depreciable lives increased net income per limited partner unit by $0.95 for the year ended December 31, 2012.

In connection with our evaluation of useful lives, we corrected the classification for certain assets within the presentation of our major classes of property, plant and equipment as of December 31, 2011.

Depreciation expense was $81 million, $125 million and $110 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Asset Retirement Obligations — As of December 31, 2012 and 2011, we had asset retirement obligations of $23 million and $17 million, respectively, included in other long-term liabilities in the consolidated balance sheets. During the first quarter of 2012, we recorded a change in estimate to increase our asset retirement obligations by approximately $6 million. The change in estimate was primarily attributable to a reassessment of anticipated timing of settlements and of the original asset retirement obligation estimated amounts. Accretion benefit was less than $1 million for the year ended December 31, 2012 and accretion expense was $1 million for each of the years ended December 31, 2011 and 2010.

We identified various assets as having an indeterminate life, for which there is no requirement to establish a fair value for future retirement obligations associated with such assets. These assets include certain pipelines, gathering systems and processing facilities. A liability for these asset retirement obligations will be recorded only if and when a future retirement obligation with a determinable life is identified. These assets have an indeterminate life because they are owned and will operate for an indeterminate future period when properly maintained. Additionally, if the portion of an owned plant containing asbestos were to be modified or dismantled, we would be legally required to remove the asbestos. We currently have no plans to take actions that would require the removal of the asbestos in these assets. Accordingly, the fair value of the asset retirement obligation related to this asbestos cannot be estimated and no obligation has been recorded.